Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

September 25, 2012

Schedules

A	Investors List

B	Specified Persons List

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as amended or supplemented from time to time, this “Agreement”) is entered into as of September 25, 2012.

RECITALS

WHEREAS, Redford Holdco, LLC, a Delaware limited liability company (“Redford Holdco”), Spirit Realty Capital, Inc. (f/k/a Spirit Finance Corporation), a Maryland corporation (the “Company”), those Persons whose names and addresses are set forth on Schedule A hereto (each, an “Investor”, and collectively, the “Investors”) and those Persons whose names and addresses are set forth on Schedule B hereto (each, a “Specified Person”, and collectively, the “Specified Persons”) entered into that certain Amended and Restated Stockholder Rights Agreement dated as of November 14, 2007, as amended on November 10, 2011 (the “Stockholder Rights Agreement”);

WHEREAS, Section 14(e) of the Stockholder Rights Agreement provides that the Stockholder Rights Agreement may be amended by supermajority approval of the board of directors of Redford Holdco; and

WHEREAS, the board of directors of Redford Holdco unanimously desires to amend and restate the Stockholder Rights Agreement in its entirety as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree that, effective upon the IPO Date, the Stockholder Rights Agreement is amended and restated in its entirety as follows:

AGREEMENT

SECTION 1. TITLE

The Stockholder Rights Agreement, as amended and restated in its entirety by this Agreement, shall be hereafter known as the “Registration Rights Agreement”.

SECTION 2. [RESERVED]

SECTION 3. INCIDENTAL REGISTRATION

(a) If at any time on or after the IPO Date (other than in connection with an IPO) the Company proposes to register shares of its Common Stock under the Securities Act (other than (i) a registration statement on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes, or (ii) a registration statement with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act or any successor rule promulgated for similar purposes), whether or not for sale for its own account (including, without limitation, any registration effected pursuant to Section 4 hereof), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities

Act, each Holder shall have the right to include in such registration all or part of the Registrable Securities held by such Holder (the “Piggyback Registration Right”).

(b) At such time, the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to register its shares of Common Stock.

(c) Any Holder wishing to exercise its Piggyback Registration Right shall deliver to the Company a written notice within fifteen (15) days after the receipt of the Company’s notice. Such Holder’s written notice shall specify the number of shares of Common Stock intended to be disposed of by such Holder, which might be all or a portion of such Holder’s holdings in the Company’s Common Stock. The Company will, subject to Sections 3(d) and (g) below, use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition of the Company’s Registrable Securities so to be registered; provided that (x) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (provided, however, that this clause (c)(x) shall not relieve the Company of its obligations in connection with any registration effected or required to be effected under Section 4 hereof), and (y) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company (including entering into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company), as may be customary or appropriate in combined primary and secondary offerings.

(d) If a registration requested pursuant to this Section 3 involves an underwritten public offering, any Holder of Registrable Securities requesting to be included in such registration may elect, in writing at least one (1) day prior to the first use of a preliminary prospectus in connection with such registration, not to register such securities in connection with such registration.

(e) All Holders of Registrable Securities requesting to be included in any registration shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Holder or the Registrable Securities owned by such Holder in connection with such registration and shall enter into such undertakings and take such other action relating to a proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of a securities exchange listing or otherwise to effectuate an offering.

(f) The Company shall pay all Registration Expenses incurred in connection with each registration of Registrable Securities pursuant to this Section 3. All Selling Expenses applicable to Registrable Securities sold by Holders incurred in connection with each registration pursuant to this Section 3 shall be borne by the Holders of the Registrable Securities so registered pro rata based on the number of securities so registered.

(g) If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter determines in good faith (or, in the case of an offering involving an “Underwritten Take-Down” (as such term is defined in the Registration Agreement) pursuant to Section 2 of the Registration Agreement, the managing underwriter of such offering determines in good faith) that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such underwriter , should be included, and the securities to be included in the underwriting shall be allocated, first, to the Company or to the holders of “Registrable Securities” participating in an “Underwritten Take-Down” pursuant to Section 2 of the Registration Agreement (as each such term is defined in the Registration Agreement) based on whether the initial registration of Common Stock under Section 3(a) hereof is for the account of the Company or such holders, second, until the first (1st) anniversary of the IPO Date, pro rata to all requesting Holders who are “Electing Lenders” (as such term is defined in the Joinder Agreement) on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner) and, third, pro rata to all other requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to any such Holder that exceed such Holder’s request will be reallocated among the remaining requesting Holders in like manner).

SECTION 4. REGISTRATION ON REQUEST

(a) Following the earliest to occur of (i) the second (2nd) anniversary of the IPO Date, (ii) the date the holders of “Registrable Securities” (as defined in the Registration Agreement) under the Registration Agreement have completed two “Underwritten Take-Downs” (as such term is defined in the Registration Agreement) pursuant to Section 2 of the Registration Agreement and (iii) the date there are no “Registrable Securities” (as defined in the Registration Agreement) under the Registration Agreement, each Demand Party shall have the right, but not the obligation, to require the Company to effect the registration under the Securities Act (which may include, subject to Section 5 hereof, a so-called “shelf registration”) of all or part of Registrable Securities held by such Demand Party (a “Demand”); provided that no Demand Notice shall be permitted unless the Registrable Securities requested to be registered pursuant to such Demand have a Market Value of at least $60,000,000 on the date written notice is to be given pursuant to Section 4(b); provided further that, for the avoidance of doubt, no Demand shall be made prior to the first (1st) anniversary of the IPO Date in a manner that would materially adversely affect the “Electing Lenders” (as such term is defined in the Joinder Agreement) as Holders under this Agreement, as determined by the Board in good faith.

(b) Any Demand Party, alone or jointly with another Demand Party or Demand Parties, wishing to exercise its Demand shall give the Company prompt written notice (a

“Demand Notice”), specifying the number of Registrable Securities that each Demand Party wishes to dispose of and the intended method of disposition of those Registrable Securities.

(c) The Company thereupon shall, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of (x) such Registrable Securities which the Company has been so requested to register by the Demand Party, (y) such Registrable Securities which the Company has been requested to register by other Holders of Registrable Securities exercising their rights under Section 3 hereof with respect to such registration and (z) any shares of Common Stock that the Company desires to include in such registration, in each case, to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities to be so registered.

(d) The Company shall pay all Registration Expenses incurred in connection with each registration of Registrable Securities pursuant to this Section 4. All Selling Expenses applicable to the Registrable Securities sold by the Demand Party or other Holders incurred in connection with each registration pursuant to this Section 4 shall be borne by the Demand Party and the other Holders pro rata based on the number of Registrable Securities so sold.

(e) If a requested registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter (who shall be selected by the Board; provided that such managing underwriter shall be reasonably acceptable to the Holders of a majority of Registrable Securities included in such underwritten offering) determines in good faith that marketing factors require a limitation on the number of securities to be underwritten, the number of securities that may be included will be limited to the number of securities that, in the opinion of such managing underwriter, should be included and the securities to be included in the registration shall be allocated, first, to the Demand Party and to the other Holders requesting inclusion of Registrable Securities in such registration on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any securities thereby allocated to any such Holder that exceed such Holder’s request shall be reallocated among the remaining Holders in like manner) and, second, to the Company.

(f) (i) If the Company shall, at any time, furnish to a Demand Party a Board resolution stating that in the Board’s good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or other material event or transaction the public disclosure of which at the time would be materially prejudicial to the Company) be materially disadvantageous (a “Disadvantageous Condition”) to the Company for such a registration statement to be filed and become effective, the Company shall be entitled to delay the filing of any such registration statement, until such Disadvantageous Condition no longer exists (written notice of which the Company shall promptly deliver to each Demand Party); provided that the filing of any such registration statement may not be delayed for a period in excess of 90 days due to the occurrence of any particular Disadvantageous Condition and the Company may exercise its delay rights pursuant to this clause (f)(i) on only one occasion in connection with any Demand or any one-year period, and (ii) if an investment banking firm of recognized national standing shall advise the Company that the registration and offering otherwise required by this Section 4 would have an adverse effect on a then contemplated public offering of the Company’s Common Stock, the Company may postpone the filing of a registration statement required by this Section 4 for a period not in excess of ninety (90) days; provided that the Company may exercise its postponement rights pursuant to this clause (f)(ii) on only one occasion in connection with any Demand or any one-year period. The Company shall promptly give each Demand Party requesting registration thereof pursuant to this Section 4 written notice of any postponement made in accordance with this paragraph (f).

SECTION 5. REGISTRATION PROCEDURES

(a) If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall prepare and, as expeditiously as possible (and in any event within ninety (90) days after the end of the period within which a request for registration may be given to the Company pursuant to Section 3 or 4 hereof), file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective. The Company shall furnish each seller of Registrable Securities and each underwriter with a copy of such registration statement and all amendments thereto and shall supply each such seller of Registrable Securities and each underwriter with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto) (each, a “Prospectus”) and such other documents as such seller or underwriter may reasonably request, in each case in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration. The Company shall not be required to maintain a registration statement (other than a Form S-3 Registration Statement filed pursuant to Rule 415 under the Securities Act) effective or to supply copies of a prospectus for a period beyond one hundred eighty (180) days after the effective date of such registration statement and, at the end of such period, the Company may deregister any securities covered by such registration statement not then sold or distributed. In no event shall the Company be required to effect a so-called “shelf registration” of any Common Stock, including pursuant to Rule 415 under the Securities Act, unless the Company is eligible to file such registration on Form S-3 (a “Form S-3 Registration Statement”); provided, however, that in no event shall the Company be required to maintain any Form S-3 Registration Statement effective for a period beyond three (3) years. In addition, in the event the Company prepares and files a registration statement, the Company shall, as expeditiously as possible:

(i) prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement as may be necessary to keep such registration statement effective for the relevant time period referenced in the first paragraph of this Section 5; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or supplement to such Prospectus;

(ii) promptly notify the sellers of Registrable Securities and the managing underwriter, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-

effective amendment, when the same has become effective, (B) of any request by the SEC or any state securities commission for amendments or supplements to a registration statement or related Prospectus or for additional information, (C) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a registration statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(iii) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement;

(iv) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or the sellers holding a majority of the Registrable Securities being registered agree should be included therein relating to the sale of such Registrable Securities, including without limitation information with respect to the amount of Registrable Securities being sold to the underwriters, the public offering price, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(v) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration under such other securities or blue sky laws in such jurisdictions as each seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (v), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(vi) cooperate with the seller of Registrable Securities and the underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such registration statement and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;

(vii) if any fact described in clause (ii)(E) of this Section 5 exists, promptly prepare a supplement or post-effective amendment to the applicable registration statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the

Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(viii) [Reserved];

(ix) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Registrable Securities are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange;

(x) in the event of an underwritten public offering, enter into an underwriting agreement in usual and customary form with the managing underwriter of such offering;

(xi) in the event of an underwritten public offering, use its reasonable best efforts to furnish to the underwriters and the selling Holders, on the date that such Registrable Securities are delivered to the underwriters for sale, a “cold comfort” letter from the Company’s independent public accounts in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering;

(xii) in the event of an underwritten public offering, use its reasonable best efforts to furnish to the underwriters, on the date that such Registrable Securities are delivered to the underwriters for sale, an opinion of counsel for the Company, dated as of such date, in form and substance as is customarily given to underwriters in an underwritten public offering;

(xiii) use its reasonable best efforts to make available the senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the sellers of a majority of the Registrable Securities being registered and the managing underwriter in any underwritten public offering; provided that the participation of such senior executive officers shall not unreasonably interfere with the conduct of their duties to the Company;

(xiv) provide a CUSIP number for all Registrable Securities included in such registration statement, not later than the effective date of the applicable registration statement; and

(xv) cooperate and assist with any filings required to be made with the Financial Industry Regulatory Authority, Inc.

(b) Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the existence of any fact of the kind described in clause (ii)(E) of this Section 5, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by clause (vii) of this Section 5 and, if so directed by the Company, such Holder shall deliver to the Company (at the

Company’s expense) all copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the one hundred eighty (180) day period mentioned in the first paragraph of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (ii)(E) of this Section 5 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended Prospectus contemplated by clause (vii) of this Section 5.

(c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to Sections 3 or 4, the Company shall give the underwriters, if any, to the extent that any selling Holders have the benefit of a due diligence defense, such selling Holders, and their respective counsel and accountants, such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Company with its officers and the independent public accountants who have certified the financial statements of the Company as shall be necessary, in the opinion of such underwriters or selling Holders, as the case may be, or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the underwriters, such selling Holders, and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigations of the books, records and properties of the Company and any such discussions with the Company’s officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

SECTION 6. INDEMNIFICATION IN CONNECTION WITH REGISTRATION OF SECURITIES

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 3 or 4 hereof, the Company shall indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors and officers, stockholders, members or general and limited partners (including any director, officer, Affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such indemnified party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the

Company shall reimburse such indemnified party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any indemnified party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus or a document incorporated by reference into any of the foregoing in reliance upon and in conformity with written information furnished to the Company by such seller specifically for use in the preparation thereof.

(b) Indemnification by the Seller. In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 3 or 4 hereof, each seller of Registrable Securities included in such registration shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6(a)) the Company, each Affiliate of the Company and their respective directors, officers, stockholders, members or general and limited partners (including any director, officer, Affiliate, employee, agent and controlling Person of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and all other sellers of Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors, officers, stockholders, members or general and limited partners (including any director, officer, Affiliate, employee, agent and controlling person of any of the foregoing) and each other Person, if any, who controls the Company or such underwriter or such seller within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, to the extent such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such selling Holder furnished to the Company by such seller specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Each selling Holder’s obligation to indemnify pursuant to this Section are several in the proportion that the net proceeds of the offering received by such selling Holder bear to the total net proceeds of the offering received by all selling Holders and not joint.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such indemnified party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the fees and expenses of such counsel shall be at the sole expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any claim or action or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Holders as indemnified parties (“Indemnified Holders”), such firm shall be designated in writing by the Indemnified Holders that hold a majority of Registrable Securities held by all Indemnified Holders. The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

(d) Contribution. If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 6(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. Each selling Holder’s obligation to make contribution pursuant to this Section are several in the proportion that the net proceeds of the offering received by such selling Holder bear to the total net proceeds of the offering received by all selling Holders and not joint.

SECTION 7. RULE 144

With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Company agrees to:

(a) use its reasonable best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”), at all times from and after ninety (90) days following the effective date of the IPO;

(b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

(c) use its reasonable best efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as practicable after the IPO;

(d) furnish to any Holder upon request, (i) a written statement by the Company as to the status of its compliance with the reporting requirements of Rule 144 at any time from and after ninety (90) days following the effective date of the IPO, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule of regulation of the SEC allowing the Holder to sell any such securities without registration; and

(e) within thirty (30) days after receiving a written request from a Holder, use its reasonable best efforts to cause removal of any restrictive legend from such Holder’s Registrable Securities that are (i) specified in such request and (ii) Freely Tradable.

SECTION 8. SELECTION OF COUNSEL

In connection with any registration of Registrable Securities pursuant to Sections 3 or 4 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration.

SECTION 9. HOLDBACK AGREEMENT

(a) If the Company effects any registration in connection with an underwritten public offering of Common Stock pursuant to this Agreement, each Holder of Registrable

Securities participating in such underwritten public offering will, or (b) if the Company effects any registration in connection with an underwritten public offering of Common Stock solely for its own account (subject to the rights of holders of Registrable Securities to participate in such registration pursuant to Section 3 hereof after the first (1st) anniversary of the IPO Date), each Holder of Registrable Securities will, if requested by the Company, enter into an agreement with the Company and the underwriter or underwriters of such offering (in form reasonably acceptable to the Company) pursuant to which such Holder will agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), for a period of ninety (90) days after the effective date of such registration (each, a “Lockup Period”, and together the “Lockup Periods”). The Company may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of said Lockup Periods; provided that the terms of any such restrictions applicable to Holders of Registrable Securities shall be at least as favorable to such Holders as the terms on which any other Person (other than the Company) is permitted to participate in such registration. The Company hereby also agrees to use its reasonable best efforts to cause each other holder of Registrable Securities or securities convertible into or exchangeable or exercisable for Registrable Securities (other than in the case of equity securities issued under dividend reinvestment plans or employee incentive plans) purchased from the Company otherwise than in a public offering to so agree. Notwithstanding the foregoing, if (i) during the last 17 days of a Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of such Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the underwriter waives such extension in writing.

SECTION 10. [RESERVED]

SECTION 11. [RESERVED]

SECTION 12. DURATION OF AGREEMENT

This Agreement shall terminate upon the earliest to occur of (i) the mutual agreement of the Investors; provided that any decision to terminate any registration rights set forth herein (other than registration rights provided pursuant to Section 4) shall also require the approval of Specified Persons holding a majority of the Registrable Securities held by all the Specified Persons, or (ii) with respect to any Investor, Specified Person or Holder, the date on which such Investor, Specified Person or Holder, as the case may be, no longer owns any Registrable Securities.

SECTION 13. DEFINITIONS

(a) As used in this Agreement, the following terms have the following meanings:

“Access Holders” means MTAA Superannuation Fund (Spirit Finance Corporation) Property Pty Ltd, Statewide Superannuation Trust, Prime Super, Nambawan Superannuation Fund and Sunsuper Superannuation Fund and any of their respective Affiliates to the extent that they are issued Registrable Securities and any subsequent transferees of the foregoing.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, a Sunday or a legal holiday recognized or declared as such by the Government of the United States of America or the State of New York, on which banks are generally open in New York City.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefore, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the recitals.

“Demand” has the meaning set forth in Section 4.

“Demand Party” means (a) at any time after the five (5) year anniversary of August 1, 2007, any of (i) the Holder or Holders of 50% or more of the Registrable Securities held by the Macquarie Holders, (ii) the Holder or Holders of 50% or more of the Registrable Securities held by the Kaupthing Holders, (iii) the Holder or Holders of 50% or more of the Registrable Securities held by the TPG-Axon Holders or (iv) the Holder or Holders of 50% or more of the Registrable Securities held by the Access Holders and (b) at any time after the IPO Date, the Holder or Holders of 50% of more of the Registrable Securities held by any Investor and its Affiliates to the extent that they are issued Registrable Securities.

“Disadvantageous Condition” has the meaning set forth in Section 4(f).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations in effect thereunder.

“Form S-3 Registration Statement” has the meaning set forth in Section 5.

“Freely Tradable” means, with respect to Registrable Securities, such Registrable Securities that are eligible to be sold by a person who has not been an Affiliate of the Company during the preceding 90 days without any volume or manner of sale restrictions under Rule 144.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

“Holder” means each holder of Registrable Securities that is or becomes a party hereto.

“Investor” has the meaning set forth in the recitals.

“IPO” means the initial registered offering of equity securities of the Company to the public.

“IPO Date” means the date on which the Company consummates the IPO.

“Joinder Agreement” means that certain Joinder dated July 8, 2011 among the Company, Redford Holdco and the other parties thereto.

“Kaupthing Holders” means Kaupthing h.f., Isis Investments Limited (in Liquidation) and any of its respective Affiliates to the extent that they are issued Registrable Securities and any subsequent transferees of the foregoing.

“Lockup Period” has the meaning set forth in Section 9.

“Macquarie Holders” means Macquarie Group (US) Holdings No.1 Pty Ltd. and any of their respective Affiliates to the extent that they are issued Registrable Securities and any subsequent transferees of the foregoing.

“Market Value” means, with respect to the Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date written notice of the exercise of a Demand is provided to the Company pursuant to Section 4(b). The market price for each such trading day shall be: (i) if the Common Stock is listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Common Stock is not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Common Stock is not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the Common Stock shall be determined by the Board acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Person” includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

“Piggyback Registration Right” has the meaning set forth in Section 3.

“Prospectus” has the meaning set forth in Section 5.

“Redford Holdco” has the meaning set forth in the recitals.

“Registrable Securities” means any shares of Common Stock held at any time by any Holder and any shares of Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. Any particular Registrable Securities that are issued shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) all of the Registrable Securities then owned by such Holder and its Affiliates equal less than three percent (3%) of the then outstanding shares of Common Stock or (iv) such securities shall have ceased to be outstanding.

“Registration Agreement” means that certain Registration Agreement dated as of July 8, 2011 among the Company and the other parties thereto.

“Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or the Financial Industry Regulatory Authority, Inc. (“FINRA”) registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in FINRA rule 5121, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, and (vi) other reasonable out-of-pocket expenses of Holders, including any fees and expenses of no more than one legal counsel for the Holders.

“Rule 144” has the meaning set forth in Section 7.

“SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute then in effect; and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

“Selling Expenses” means any underwriting discounts and commissions and transfer taxes, if any, applicable to the sale of Registrable Securities.

“Specified Person” has the meaning set forth in the recitals.

“Stockholder Rights Agreement” has the meaning set forth in the recitals.

“Subsidiary” means each Person in which a Person owns or controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding capital stock or other equity interests.

“TPG-Axon Holders” means TPG-Axon Partners, LP and TPG-Axon Spirit Holdings Ltd. and any of their respective Affiliates to the extent that they are issued Registrable Securities and any subsequent transferees of the foregoing.

(b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation”, and (vi) the word “or” shall be disjunctive but not exclusive.

(c) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(d) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(e) The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

SECTION 14. MISCELLANEOUS

(a) Amendment. This Agreement may not be amended or otherwise modified (whether by merger or otherwise) except by majority approval of Holders holding a majority of the Registrable Securities then held by all Holders; provided that if such amendment or modification materially adversely affects the rights of any Investor or Specified Person, such modification or amendment shall require the consent of such Investor or Specified Person; provided, further, that in the event that such amendment, or modification would treat the Specified Persons adversely different from the Investors, then such amendment or modification will require the consent of the Specified Persons holding a majority of the Registrable Securities then held by all the Specified Persons. The terms, conditions, covenants, representations and warranties hereof may be waived only by a written instrument executed by the party waiving compliance. The failure of a party at any time or from time to time to require performance of any provisions hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by a party of any condition or any breach of any term, covenant, representation or warranty contained in this Agreement in any one or more instances shall be deemed to be, or be construed as, a further or continuing waiver of any such condition or breach of any other term, covenant, representation or warranty.

(b) Successors, Assigns and Transferees. Neither this Agreement nor any right or obligation arising hereunder may be assigned by any party without unanimous consent of the Holders; provided that any Holder may assign its respective rights and obligations hereunder to its respective Affiliates; and provided further that any Holder may assign all or part of its rights and obligations under this Agreement to any transferee who has acquired Registrable Securities from any such Holder to the extent that such transferee agrees in writing to be bound by the terms of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors, and permitted assigns.

(c) Integration. This Agreement, together with the agreements referenced herein, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and fully and supersedes all prior agreements, understandings, negotiations and statements, both written and oral, among the parties or any of their affiliates with respect to the subject matter contained herein, except for such other agreements as are referenced herein, which shall continue in full force and effect in accordance with their terms.

(d) Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

(e) Specific Performance. Each party, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of each other party’s obligations under this Agreement. The parties agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and each hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(f) Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK. Each party hereby irrevocably submits to the personal jurisdiction of any state or federal court located in the State of New York over any suit, action or proceeding arising out of or relating to or concerning this Agreement. In addition, to the fullest extent permitted by law, each party (i) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (ii) waives any claim of improper venue or any claim that the courts of the State of New York are an inconvenient forum for any action, suit or proceeding between any of the parties hereto arising out of this Agreement or any transaction contemplated hereby, and (iii) agrees that it will not bring any action relating to this Agreement in any court other than the courts of the State of New York.

(g) Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS

AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h) Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

(i) Captions; Pronouns. Any titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

(j) Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) given or made by e-mail, facsimile or other writing and e-mailed, faxed, mailed or delivered to the intended recipient addressed if to the Company or the Holders at the address set forth in Schedule A, or to such other address as such Schedule A may from time to time be updated. Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by email or facsimile, or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

(k) Recapitalization, Exchange, Etc. Affecting the Company’s Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein, with respect to any and all Common Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, conversion to a corporation or otherwise) that may be issued in respect of, in exchange for, or in substitution of, the share of Common Stock and shall be appropriately adjusted for any dividends, splits, reverse splits, combinations, recapitalizations, and the like occurring after the date hereof.

(l) Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the Holders, their heirs, executors, administrators, successors, and all other Persons hereafter holding, having, or receiving an interest in the Company.

(m) Severability. If any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of the Agreement as a whole. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(n) Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original copy and all of which shall constitute one agreement, binding on all parties hereto.

(o) Termination. If the IPO Date has not occurred by December 31, 2012, this Agreement will terminate and be of no further force and effect, and the Stockholder Rights Agreement as in effect prior to this Agreement shall continue in full force and effect without any amendment provided for herein.

IN WITNESS WHEREOF, Redford Holdco, acting based on the unanimous approval of its board of directors, has executed this Agreement as of the date first above written.

REDFORD HOLDCO, LLC

/s/ Kevin Charlton
Kevin Charlton
Director

/s/ Thomas Nolan
Thomas Nolan
Director

/s/ Kui Leong Ng
Kui Leong Ng
Director

Schedule A

INVESTORS & ADDRESSES

Macquarie Group (US) Holdings No.1 Pty Ltd.

c/o Macquarie Bank

Company Secretarial

125 West 55th Street

Level 22

New York, N.Y. 10019

Attention: Christine Rivera

Facsimile: 212-231-1555

Email: Christine.Rivera@macquarie.com

Kaupthing h.f.

Borgartún 26

105 Reykjavik,Iceland

Attention: Brjánn Bjarnason

Facsimile: +354 444 6129

Email: brjann.bjarnason@kaupthing.com

Isis Investments Limited (in Liquidation)

c/o Kaupthing h.f.

13-15 Hope Street

Douglas, Isle of Man, IM1 1AQ

Attention: Paul Shimmin (as Liquidator of Isis Investments Limited)

Facsimile: +44 (0) 1624 629666

Email: Paul@Shimminwilson.com

Cc: Chris@shimminwilson.com

TPG-Axon Spirit Holdings Ltd.

c/o TPG-Axon Capital Management, LP

888 Seventh Avenue, 38th Floor

New York, NY 10019

Attention: Mary Lee

Facsimile: (212) 479-2144

Email: mlee@tpgaxon.com

TPG-Axon Partners, LP

c/o TPG-Axon Capital Management, LP

888 Seventh Avenue, 38th Floor

1

New York, NY 10019

Attention: Mary Lee

Facsimile: (212) 479-2144

Email: mlee@tpgaxon.com

MTAA Superannuation Fund (Spirit Finance Corporation) Property Pty Ltd

Motor Trade Association House

39 Brisbane Avenue

BARTON ACT 2600

Statewide Superannuation Trust

Statewide House

99 Gawler Place

ADELAIDE SA 5000

Prime Super

Level 15

190 Queen Street

MELBOURNE VIC 3000

Nambawan Superannuation Fund

Level 2, Deloitte Tower

Douglas Street

PORT MORESBY PNG

Sunsuper Superannuation Fund

30 Little Crib Street

MILTON QLD 4064

Gandhara Master Fund Limited

c/o Gandhara Advisors Asia Limited

21st floor Henley Building

5 Queens Road

Central, Hong Kong

China

Attention: Sacha Thacker

Facsimile: +852 3518 7100

Email: Sacha.Thacker@gancap.com

2

OZ Overseas Intermediate Fund, L.P.

OZ Overseas Intermediate Fund II, L.P.

OZ Asia Overseas Fund, Ltd.

OZ Global Special Investments Intermediate Fund, L.P.

c/o Goldman Sachs (Cayman) Trust, Ltd.

Harbour Centre

P.O. Box 896

George Town, Grand Cayman

Cayman Islands

with a copy (for informational purposes only) to:

Och-Ziff Capital Management Group, L.L.C.

9 West 57th Street

13th Floor

New York, NY 10019

Attention: Joel Frank

Facsimile: 212-790-0077

Email: joel.frank@azcap.com

OZ Domestic Partners, L.P.

OZ Domestic Partners II, L.P.

OZ Asia Domestic Partners, L.P.

OZ Global Special Investments, L.P.

c/o Och-Ziff Capital Management Group, L.L.C.

9 West 57th Street

13th Floor

New York, NY 10019

Attention: Joel Frank

Facsimile: 212-790-0077

Email: jfrank@ozcap.com

3

Schedule B

SPECIFIED PERSONS & ADDRESSES

Spirit Finance Holdings, LLC

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Chris Volk

Facsimile: 480-606-0826

Morton H. Fleischer

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Morton H. Fleischer

Facsimile: 480-606-0826

Christopher H. Volk

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Chris Volk

Facsimile: 480-606-0826

The Fleischer Foundation, An Arizona Non Profit Corporation

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Morton H. Fleischer, Trustee

Facsimile: 480-606-0826

Donna H. Fleischer

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Donna Fleischer

Facsimile: 480-606-0826

Michael T. Bennett

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Michael Bennett

Facsimile: 480-606-0826

Christopher K. Burbach

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Chris Burbach

Facsimile: 480-606-0826

1

Stacy C. Burbach

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Chris Burbach

Facsimile: 480-606-0826

Julie N. Dimond

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Julie Dimond

Facsimile: 480-606-0826

Sean D. Hufford

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Sean Hufford

Facsimile: 480-606-0826

Victoria L. Hufford

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Sean Hufford

Facsimile: 480-606-0826

Catherine Long

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Catherine Long

Facsimile: 480-606-0826

Dennis P. Pepperd

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Dennis Pepperd

Facsimile: 480-606-0826

Daniel J. Rice

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Dan Rice

Facsimile: 480-606-0826

Gregg A. Seibert

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

2

Attention: Gregg Seibert

Facsimile: 480-606-0826

Jeffrey M. Fleischer

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Jeffrey M. Fleischer

Facsimile: 480-606-0826

Michael J. Zieg

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Michael J. Zieg

Facsimile: 480-606-0826

Elizabeth J. Burm

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Elizabeth J. Burm

Facsimile: 480-606-0826

Joni G. Barrett

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Joni G. Barrett

Facsimile: 480-606-0826

Michael E. Burch

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Michael E. Burch

Facsimile: 480-606-0826

Andrew Kuscsik

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Andrew Kuscsik

Facsimile: 480-606-0826

Robin R. Mora

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Robin R. Mora

Facsimile: 480-606-0826

3

Catherine A. Phillips

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Catherine A. Phillips

Facsimile: 480-606-0826

Michael A. Bender

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Michael A. Bender

Facsimile: 480-606-0826

Rebecca L. Kitson

14631 N. Scottsdale Road, Suite 200

Scottsdale, AZ 85254-2711

Attention: Rebecca L. Kitson

Facsimile: 480-606-0826

4